UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 1, 2020

ENVISION SOLAR INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53204	26-1342810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5660 Eastgate Drive, San Diego, CA	92126
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 799-4583

__________________________________________

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).      Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EVSI	NASDAQ Capital Market
Warrants	EVSIW	NASDAQ Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2020, Envision Solar International, Inc. (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Maxim Group LLC, as representative for the several underwriters listed therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters in an underwritten public offering (the “Offering”) an aggregate of 1,212,121 shares (the “Shares”) of common stock, $0.001 par value per share, of the Company (the “Common Stock”). Each share of Common Stock is being offered and sold to the public for a public offering price of $8.25 per share.

The Company intends to use the aggregate net proceeds of the offering primarily for working capital and general corporate purposes. Under the terms of the Underwriting Agreement, the Company has granted the Underwriters an option for a period of 45 days to purchase up to an additional 181,818 shares from the Company at the public offering price, after deducting the underwriting discounts and commissions to cover over-allotments, if any. On July 6, 2020, the Underwriters exercised their over-allotment option and purchased an additional 181,779 shares of Common Stock.

With the exercise of the Underwriters’ over-allotment to purchase an additional 181,779 shares of Common Stock, the Company expects to receive net proceeds of approximately $10,600,000 after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Offering is expected to close on July 7, 2020, subject to the satisfaction of customary closing conditions. Maxim Group LLC is acting as the sole book-running manager of the Offering and Joseph Gunnar & Co. is acting as co-manager for the offering.

The Underwriting Agreement contains customary representations, warranties, and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. In addition, pursuant to the terms of the Underwriting Agreement, certain officers and directors of the Company have entered into “lock-up” agreements, subject to certain exceptions, with the Underwriters that generally prohibit the sale, transfer, or other disposition of securities of the Company for a period of 90 days from the date of the Underwriting Agreement.

The Offering is being made pursuant to the Company’s effective “shelf” registration statement on Form S-3 and an accompanying prospectus (Registration No. 333-238701) filed with the Securities and Exchange Commission (the “SEC”) on May 26, 2020 and declared effective by the SEC on June 4, 2020, as supplemented by a preliminary prospectus supplement filed with the SEC on July 1, 2020 and a final prospectus filed with the SEC on July 6, 2020.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibits, which are incorporated by reference. A copy of the legal opinion of Weintraub Tobin Chediak Coleman Grodin Law Corporation relating to the legality of the issuance and sale of the Shares being sold in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The provisions of the Underwriting Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors or the public to obtain factual information about the current state of affairs of the parties to that document. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC, including the Prospectus Supplements.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, such as statements related to the anticipated closing of the Offering and the amount of proceeds expected from the Offering. The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, as well as other risks detailed from time to time in the Company’s filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this report. The Company does not intend to revise or update any forward-looking statement in this report to reflect events or circumstances arising after the date hereof, except as may be required by law.

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Item 8.01 Other Events

On July 1, 2020, the Company issued a press release announcing the Offering, as described above in Item 1.01. On July 1, 2020, the Company issued a subsequent press release announcing the pricing of the Offering. The full texts of the press releases are set forth as Exhibits 99.1 and 99.2 attached to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated July 1, 2020, by and between Envision Solar International, Inc. and Maxim Group LLC as representative of the underwriters named therein
5.1	Opinion of Weintraub Tobin Chediak Coleman Grodin
23.1	Consent of Weintraub Tobin Chediak Coleman Grodin (included in Exhibit 5.1)
99.1	Press release dated July 1, 2020 relating to the Offering
99.2	Press release dated July 1, 2020 relating to the pricing of the Offering

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION SOLAR INTERNATIONAL, INC.

Dated: July 6, 2020	By:	/s/ Katherine H. McDermott
	Name:	Katherine H. McDermott
	Title:	Chief Financial Officer

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